[The American Funds Group(r)]
American High-Income Municipal Bond Fund


[Abstract illustration]


2000 Annual Report for the year ended July 31




American High-Income Municipal Bond Fund(r) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest without limit in bonds subject to the alternative minimum tax.

American High-Income Municipal Bond Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

[Begin Chart]
THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown
(For the period September 26, 1994 to July 31, 2000, with dividends reinvested)

               AHIM NAV      AHIM DIV REINV       Lehman Muni Bond Index       Lipper High-Yield Muni Debt Fun Average



9/26/94        10,000        9,625                10,000                       10,000

10/31/94       9,886         9,513                9,822                        9,863

1/31/95        10,287        9,899                10,139                       10,122

4/30/95        10,760        10,354               10,566                       10,514

7/31/95        11,162        10,741               10,910                       10,799

10/31/95       11,534        11,099               11,280                       11,114

1/31/96        11,904        11,455               11,665                       11,500

4/30/96        11,692        11,251               11,406                       11,240

7/31/96        12,108        11,652               11,630                       11,446

10/31/96       12,452        11,983               11,923                       11,752

1/31/97        12,687        12,208               12,113                       11,947

4/30/97        12,863        12,378               12,162                       12,049

7/31/97        13,484        12,975               12,822                       12,653

10/31/97       13,714        13,197               12,936                       12,844

1/31/98        14,123        13,590               13,338                       13,259

4/30/98        14,181        13,646               13,293                       13,258

7/31/98        14,435        13,890               13,591                       13,509

10/31/98       14,645        14,093               13,973                       13,750

1/31/99        14,758        14,201               14,224                       13,923

4/30/99        14,827        14,267               14,217                       13,951

7/31/99        14,669        14,116               13,982                       13,749

10/31/99       14,375        13,833               13,725                       13,338

1/31/2000      14,191        13,656               13,708                       13,097

4/30/2000      14,524        13,976               14,086                       13,345

7/31/2000      14,905        14,343               14,585                       13,520


$14,905
The fund at net asset value (without any sales charge)

$14,585
Lehman Brothers Municipal Bond Index(1)

$14,343
The fund at maximum offering price (with 3.75% sales charge deducted)(2)

$13,520
Lipper High-Yield Municipal Debt Funds Average(3)

(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.

(2) Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments.

(3) Calculated by Lipper Inc. The average does not reflect sales charges. [End Chart]




[Begin chart]
RESULTS AT A GLANCE

Class A Shares

average annual compound return without a sales charge     Lifetime (since 9/26/94)          5 years        1 year

As of 7/31/00                                                          +7.06%               +5.95%         +1.61%


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment for periods ended June 30, 2000 (the most recent calendar quarter) with all distributions reinvested.


Class A Shares

reflecting 3.75% maximum sales charge                     Lifetime (since 9/26/94)          5 years        1 year

As of 6/30/00                                             +6.22%                            +5.06%         -3.37%


Results before October 1996 reflect the effect of a voluntary fee waiver, without which returns would have been lower.

The fund's 30-day yield for Class A shares as of August 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 5.40%. The fund's distribution rate as of that date was 5.35%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the period. Please see the back cover for important information about Class A and B shares.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.
[End Chart]



FELLOW SHAREHOLDERS:

Bond markets in the U.S. exhibited a marked degree of volatility over the past fiscal year. During the first half, as the economy steamed toward a record expansion, bond yields rose, sending bond prices lower. Some nervous investors shed fixed-income assets in pursuit of rising equity prices. But when the stock markets corrected last spring, many investors were attracted back to the relative stability of fixed-income securities. Prices firmed and bond returns began to improve as tentative signs of slower economic growth emerged.

For the twelve months ended July 31, 2000, American High-Income Municipal Bond Fund recorded a total return of 1.6%. This reflects a recovery from the 3.3% decline for the first six months. The 1.6% annual return compares favorably with the -1.4% average return of the 65 high-yield municipal debt funds measured by Lipper Inc. The unmanaged Lehman Brothers Municipal Bond Index returned 4.3% for the fiscal period; that index measures the investment grade (high-quality) municipal bond market and does not include expenses in its return calculations. Higher quality bonds generally posted stronger returns than higher risk debt during this period.

Shareholders in American High-Income Municipal Bond Fund received monthly tax-free dividends totaling 83 cents a share over the past 12 months. In addition, a capital gain distribution of 2.8 cents a share was paid in November. Shareholders who reinvested dividends realized an income return of 5.5%; for investors in the 39.6% federal income tax bracket, this return was equivalent to a taxable income return of 9.1%. Those shareholders who elected to receive their dividends in cash realized an income return of 5.3%, equivalent to a taxable return of 8.8%, while the value of their holdings declined 3.9% for the fiscal year.


Bonds End the Decade on a Low Note But...

The fund's fiscal year began in August 1999 during a period of relatively rich prices and narrow quality spreads for municipal bonds. This scenario began in early 1999 and persisted throughout the summer. At that time, the fund's portfolio counselors increased the fund's exposure to higher rated bonds, lifting the percentage of Triple-A rated debt to 9.37% as of July 31, 1999. Investment grade bonds (those rated Triple-B, Single-A, Double-A, and Triple-A) constituted roughly 57% of the fund's portfolio holdings at the beginning of the fiscal period. Short-term interest rates had just begun to rise, as the Federal Reserve hiked rates in June and August of 1999. Additional rate hikes seemed likely, and the fund's counselors decided that a defensive posture was warranted.

During the middle of the fiscal year, when bond prices were lower and spreads had widened a bit, we sold off some of the higher rated debt in the portfolio to purchase higher yielding bonds that offered better long-term value at newly attractive prices. By January 31, 2000, the percentage of investment grade debt in the fund had declined to about 50%; at the same time, higher yielding, non-investment grade debt constituted some 46% of your portfolio, versus 37% at the beginning of the fiscal year. This shift in holdings directly reflects one of the strategies employed to enhance long-term value and to protect investment returns through the ups and downs of bond cycles. (Please see our feature article, "Managing Risk Can Fortify Returns," on page 2 for further details.)


 ...Year-to-Date Returns Improve

Overall, bond returns improved markedly during the second half of the fiscal year, with the Federal Reserve still striving to engineer a soft landing for the economy. The total return for your fund was 5% for this period, assuming reinvestment of dividends. By contrast, the major U.S. equity market indexes posted far weaker returns over the same six-month period. Of course, all investment securities - whether equities or bonds - are subject to market gyrations. That is why it is so important to maintain a long-term perspective and to secure the expertise of an investment professional.

The portfolio counselors and analysts who manage your fund are part of Capital Research and Management Company, which has been managing investment assets like yours for nearly seven decades. This expertise has proven a valuable tool through all types of volatile markets. Since its inception in 1994, American High-Income Municipal Bond Fund has provided a steady stream of federally tax-free income for its investors and an average annual compound total return of 7.06%. Over the past fiscal year, your fund ranks tenth out of 65 high-yield municipal debt funds tracked by Lipper Inc.; for the past five years, it ranks third among 35 funds. Since its inception, your fund ranks first out of 32 funds in the same Lipper category.*

We look forward to reporting to you again in six months, and we appreciate your ongoing support.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Mark R. Macdonald
Mark R. Macdonald
President

September 15, 2000

*Lipper rankings are based on total return and do not reflect the effects of sales charges.



MANAGING RISK CAN FORTIFY RETURNS

[Abstract illustration]

"The greater the risk, the greater the reward." This investment adage may contain a kernel of truth, but its simplicity masks the complexity of the venture. Those who take greater risk without attending to its perils may find themselves without rewards of any kind. In other words, greater risk does not guarantee greater rewards. This is a hard lesson that many short-term investors learned over the past few years, as more individuals flocked to the financial markets and as these markets demonstrated increased levels of volatility.

Since its inception in 1994, American High-Income Municipal Bond Fund has sought to provide its shareholders with a high level of current income exempt from federal income taxes. Accordingly, the fund invests in higher yielding municipal bonds that inherently possess a greater exposure to risk. The fund's investment professionals, however, carefully weigh these risks. That balancing act - which few individual investors can manage on their own - has been a critical element in containing risk and delivering solid returns over the life of the fund.

In this article, we look at several types of risk that your fund's portfolio counselors and analysts encounter. We also illustrate some of the measures they employ to limit them.


The Best Offense is a Good Defense

Some portfolio risks may be described as external, in that they emanate from broader market forces outside the actual portfolio. Interest-rate risk is one such example. Over the past fiscal year, this type of risk has exerted particular influence on bond portfolios.

Throughout an economic cycle, interest rates rise or fall depending on the level of economic activity, the threat of inflation, technical factors such as supply and demand, and the interventions of the Federal Reserve. In a rising interest rate environment, the price of an existing fixed-income security typically falls; when interest rates fall, a bond's price increases. These relationships derive from the fact that a fixed-rate bond pays a stated income return, also known as the interest rate or coupon rate: A 6% bond due in five years, for example, will pay 6% interest to maturity. As the interest rate environment changes, the coupon rate is constant, but the underlying value of a bond adjusts to reflect the relative value of the stated return to prevailing interest rates. Over the past year, we witnessed an overall rise in interest rates as the threat of inflation grew and as the Federal Reserve responded with short-term rate hikes. More recently, long-term interest rates have begun to decline as the supply of new debt has ebbed and inflation concerns have eased. [See chart on page 3.]

Diversification by maturity and quality is one tool your portfolio counselors use to limit interest rate risks. Neil Langberg, one of the fund's counselors, observes, "Protecting people on the downside, when bond values are declining, may be the best thing that we do." A careful mix of higher and lower rated bonds often provides balance and lessens the effects of volatile yield fluctuations. This mix can be adjusted as needed to respond to interest rate changes. In some interest rate cycles, higher quality bonds may fare better than lower quality bonds; at other times, the reverse may be true. This same element of diversification applies to the maturities of the bonds in your portfolio.

[Begin Pull Quote]
"Protecting people on the downside$may be the best thing that we do." [End Pull Quote]


TYPES OF RISK
Here are several types of risk commonly associated with bonds.

Credit Risk   Refers to the ability of a bond issuer to meet the covenants of a bond agreement and to make timely payments of interest and principal. Bond rating agencies (such as Moody's or Standard & Poor's) assign valuations based on underlying credit risk. The highest quality bonds are Triple-A rated and possess the least amount of risk. Bonds rated Triple-A down to Triple-B-minus (or Baa3) are deemed investment grade; these bonds possess acceptable levels of risk for most investors. Bonds in the Double-B (or Ba) category, or lower, are classified as below investment grade and possess high levels of credit risk.

Default Risk   A severe form of credit risk, referring to a pending or actual event of default. A bond issuer is said to be in default if covenants of the bond agreement have been violated, an interest payment has been missed, or if the repayment of principal is in jeopardy.

Interest-Rate Risk   Risk related to the underlying (or macroeconomic) rate
environment. Rising interest rates diminish the value of existing bonds. Conversely, declining interest rate cycles tend to raise the value of existing bonds.

Liquidity Risk   Bonds that are seldom traded in active markets bear liquidity risk. As a consequence, the difference between the bid price and the asking price (the dealer's mark-up) is usually much greater than is the case for bonds that are "liquid" - for which active markets exist. Often, these bonds are difficult to sell if the holder needs to raise cash. Bond issues that are small in size, that are privately placed, or are non-rated are most subject to liquidity risk.

Prepayment Risk   The possibility that a bond may be redeemed in part or full prior to maturity. When this occurs, the projected cash flow of a bond is altered and that may diminish the projected return. Prepayment risk is usually associated with mortgage-backed bonds or similar collateralized securities.

Reinvestment Risk   The inability of the bondholder to reinvest cash flow (the interest payments on a bond) at the same, or higher, yield as the original investment. This is typically the case in a declining rate environment. This may also result from prepayment risk.

Yield-Spread Risk   This is usually associated with interest-rate risks and
volatile markets. Yield-spread risk arises as the relationship widens between pricing benchmarks, or as spreads widen between the rating categories. Additionally, contagion effects among like classes of debt can drive yield-spread risk. For example: If the particular bonds of one city suffer an event of default, then all bonds associated with that locality - perhaps even those issued by the governing state - may experience spread widening as a result. Market forces, such as supply and demand, may intensify yield-spread risks.

[Begin Chart]
AAA municipal bond yields

                                7/31/1999                       1/31/2000                       7/31/2000

MATURITY (IN YEARS)             AAA Yields                      AAA Yields                      AAA Yields

1                               3.45                            4.03                            4.28

                                3.98                            4.58                            4.40

                                4.08                            4.68                            4.49

                                4.20                            4.80                            4.53

5                               4.30                            4.90                            4.58

                                4.40                            5.00                            4.63

                                4.50                            5.08                            4.68

                                4.60                            5.15                            4.73

                                4.70                            5.22                            4.78

10                              4.80                            5.28                            4.83

                                4.90                            5.36                            4.93

                                5.00                            5.43                            5.03

                                5.05                            5.53                            5.13

                                5.10                            5.62                            5.22

15                              5.15                            5.70                            5.28

                                5.20                            5.75                            5.35

                                5.25                            5.80                            5.41

                                5.28                            5.85                            5.45

                                5.30                            5.90                            5.48

20                              5.32                            5.93                            5.50

                                5.34                            5.95                            5.52

                                5.36                            5.97                            5.54

                                5.37                            5.98                            5.55

                                5.38                            5.99                            5.56

25                              5.39                            6.00                            5.57

                                5.40                            6.01                            5.58

                                5.41                            6.02                            5.59

                                5.41                            6.02                            5.60

                                5.41                            6.03                            5.60

30                              5.41                            6.03                            5.60


Source: Municipal Market Data.
[End Chart]


Shorter maturity bonds may fare less well during some interest rate movements than longer maturity bonds. We saw evidence of this in the past fiscal year, as the Federal Reserve hiked short-term rates five times. "Overall, we lengthened the average maturity of the portfolio somewhat, as interest rates began to rise," explains Neil. This move proved beneficial, as long-term municipal bond rates rose less over the course of the year than short-term bond rates. Knowing how and when to adjust the blend of quality and maturities requires a professional understanding of the bond market's behavior and an expertise that comes with years of experience.

[Begin Pull Quote]
The yield spread acts as a barometer of a bond's risk.
[End Pull Quote]


Relativity is the Key to Value

Yield spreads, or the relationship each bond has with other bonds in its universe, can present another type of risk. Municipal bonds are valued against the highest-quality tax-exempt bonds - Triple-A General Obligation debt - in each maturity category. The spread refers to the difference in yield rates, as measured in basis points (one basis point = 0.01%). Generally, the lower the rating on a bond and the longer its maturity, the wider the spread off of this benchmark. Of course, there are exceptions; market forces of supply and demand and the contagion effects of credit concerns are among the other factors that influence yield spreads.

The yield spread acts as a barometer of a bond's risk versus all other bonds, throughout economic and market cycles. These spreads may change daily, or weekly or even monthly. [See charts below.] The net asset value of your fund is directly affected by yield-spread relationships, because the price of a bond is altered by changes in spreads.

In their effort to manage risk, your portfolio counselors constantly monitor and, when necessary, alter the mix of credit quality and maturity to capture those categories of bonds that afford the best spread value at any given time. David Hoag, another portfolio counselor, provides this example: "Back when spreads were very tight, around the middle of 1999, I was buying high-quality, lower yielding, insured bonds because I thought spreads were too tight." High-quality issues can provide greater protection against market downturns. "I was less interested in lower rated issues because the yield spread wasn't large enough to compensate for assuming the greater risk." The cycle began to shift by the end of the year, when spreads within the municipal bond market began to widen considerably. The fund's counselors were then in a good position to sell some higher rated bonds to purchase the lower rated, higher yielding debt, at more favorable prices, David explains.

[Abstract illustration]

This intricate and ever-shifting set of spread relationships creates unique challenges - and opportunities - for the portfolio counselors. When the Allegheny Health, Education and Research Foundation declared bankruptcy in 1998, the news sent tremors through the high-yield municipal bond market. Spreads on lower rated municipal bonds widened sharply in response; the debt of healthcare issuers was especially impacted by this event. To this day, yield spreads on municipal healthcare bonds remain wide versus other sectors as a result of Allegheny's troubles. In some instances, these wider spreads deliver a yield that may well reward the risk.

One such opportunity arose early in 2000. Research analyst Karl Zeile has long had a high regard for the bonds of the Fellowship Village Project, a continuing care facility in New Jersey. We first purchased bonds from this issuer in 1995. In March of this year, Karl was able to acquire additional bonds of the Fellowship Village at an even more attractive price - a wider spread - than was available only last summer. Knowing when to buy can be an important factor in managing risk.


[Begin Chart]
BBB YIELD SPREADS OFF AAA DEBT

7/31/1999
MATURITY (IN YEARS)                      BASIS POINTS

1                                        48

                                         47

                                         52

                                         55

5                                        58

                                         58

                                         58

                                         58

                                         58

10                                       58

                                         58

                                         55

                                         55

                                         55

15                                       53

                                         50

                                         48

                                         47

                                         46

20                                       45

                                         44

                                         43

                                         43

                                         43

25                                       43

                                         42

                                         42

                                         42

30                                       42




1/31/2000
MATURITY (IN YEARS)                      BASIS POINTS

1                                        42

                                         47

                                         52

                                         55

5                                        55

                                         55

                                         57

                                         60

                                         63

10                                       67

                                         69

                                         70

                                         67

                                         63

15                                       60

                                         60

                                         60

                                         59

                                         57

20                                       56

                                         56

                                         56

                                         56

                                         56

25                                       56

                                         56

                                         56

                                         56

                                         56

30                                       56




7/31/2000
MATURITY (IN YEARS)                      BASIS POINTS

1                                        52

                                         55

                                         56

                                         60

5                                        65

                                         70

                                         75

                                         74

                                         75

10                                       75

                                         75

                                         75

                                         75

                                         76

15                                       75

                                         73

                                         72

                                         73

                                         75

20                                       77

                                         77

                                         77

                                         77

                                         77

25                                       77

                                         77

                                         77

                                         77

                                         77

30                                       77

Source: Municipal Market Data.
[End Chart]



Good Things Come to Those Who Evaluate... and Wait

Knowing what to buy is even more important. In addition to monitoring the mix of quality and maturity, portfolio counselors and analysts are constantly alert to internal risks based on the creditworthiness of each holding. Credit risk is the most common risk associated with individual bonds. At the most basic level, it refers to the ability of a bond issuer to make timely payments of principal and interest.

Because the American High-Income Municipal Bond Fund seeks to attain higher returns by investing in lower rated bonds, each holding in your portfolio is carefully and thoroughly researched. The fund's relatively high level of credit risk demands a high level of attention to individual credits. Before they make any investment, your portfolio counselors and analysts rigorously examine each bond's credit risks to ensure that shareholders will be properly rewarded. Although bonds are rated by independent rating agencies, the fund's managers strive to uncover risks or opportunities that others may have missed. Once a bond is added to the portfolio, it must then be periodically evaluated to assess whether its creditworthiness has changed.

[Abstract illustration]

Rigorous credit analysis accompanied by a willingness to assume risk can occasionally lead to greater-than-expected rewards. One of our healthcare holdings provides a notable example. In 1995, your fund purchased bonds issued by the Edgewood Retirement Community Project, a continuing care facility in Massachusetts. Although the project was still a "field of dreams" when the bonds were purchased, portfolio counselor Mark Macdonald, who is also President of your fund, had studied the project closely and believed that the bonds offered good long-term value. "I spent weeks researching the investment." His analysis concluded that the facility would thrive based upon the needs of the area and its demographics, and that the management team was well equipped to shepherd the development. Indeed, the project grew increasingly successful over the years, and management expanded the facility. Because of Edgewood's success, our original investment has increased both in quality and in market value; its rating has increased to Triple-A from Single-B, lifting the price of the bonds 20%. Not all investments work out so well, but in some instances, thorough research, time, and patience can deliver rewards well beyond the initial risks.


A Long-Term Perspective

Over its six-year lifetime, American High-Income Municipal Bond Fund has rewarded investors through careful credit selection and vigilant risk management. As financial markets become increasingly complex, diverse and volatile, these skills will assume even greater importance in helping us meet the fund's objective. Professional management, research, and attention to the nuances of risk are three compelling reasons that fixed-income investors can benefit by turning to American Funds' bond funds.

[Begin Pull Quote]
The Fund has rewarded investors through careful credit selection and vigilant risk management.
[End Pull Quote]


[Begin chart]
Tax-free yields vs. taxable yields

To use the table below, find your estimated 2000 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 5.48% tax-free distribution rate in July.

For example, a couple with a taxable income of $162,000 is subject to a federal tax rate of 36%. In this bracket, the fund's 5.48% distribution rate is equivalent to an 8.56% return on a taxable investment. Investors in the highest tax bracket (39.6%) would need a taxable distribution rate of 9.07% to match the fund's distribution rate.

IF YOUR TAXABLE INCOME IS...                                   ...THEN YOUR FEDERAL         AS OF 7/31/2000, YOUR
                                                               TAX RATE(1) IS               TAX-EXEMPT DISTRIBUTION
                                                                                            RATE OF 5.48%(2) IS
SINGLE                             JOINT                                                    EQUIVALENT TO A TAXABLE
                                                                                            RATE OF...

$0 - $26,250                       $0 - $43,850                15.0%                        6.45%

26,251 - 63,550                    43,851 - 105,950            28.0                         7.61

63,551 - 132,600                   105,951 - 161,450           31.0                         7.94

132,601 - 288,350                  161,451 - 288,350           36.0                         8.56

Over 288,350                       Over 288,350                39.6                         9.07


(1) Based on 2000 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions applicable to certain taxable income levels.

(2) Distribution rate based on the average offering price for the month of July.
[End chart]




INVESTMENT PORTFOLIO
July 31, 2000

[Begin pie chart]

Quality Ratings
AAA                        8.65%
AA                         4.38%
A                          5.20%
BBB                       33.96%
BB                        29.24%
B                         14.41%
CCC or less                0.44%
Cash & Equivalents         3.72%

[End pie chart]


                                                                                  Principal       Market
                                                                                 Amount        Value
                                                                                   (000)        (000)
                                                                               --------     --------
Tax-Exempt Securities Maturing in More Than One Year - 96.28%

Arizona  -  0.89%
Industrial Dev. Auth. of the County of Navajo,                                     5,100        4,929
 Industrial Dev. Rev. Bonds (Stone Container
Corporation Project), Series 1997, 7.20% 2027

California  -  11.99%
Pollution Control Fncg. Auth., Solid Waste                                         6,000        5,490
Disposal Ref. Rev. Bonds (USA Waste Services,
Inc. Project), Series 1998A AMT, 5.10% 2018 (Put 2008)
Rural Home Mortgage Fin. Auth., Single Family                                        460          488
Mortgage Rev. Bonds (Mortgage-Backed Securities
 Program), 1995 Series B AMT, 7.75% 2026
Statewide Communities Dev. Auth., Apartment Dev.
 Rev. Ref. Bonds (Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                          7,000        6,721
Series 1998A-3, 5.10% 2025 (Put 2010)                                              3,000        2,866
City of Antioch, Public Fncg. Auth., 1998                                          1,435        1,451
Reassessment Rev. Bonds, Subordinated Series B,
 AMBAC Insured, 5.80% 2011
Bonita Canyon Public Facs. Fncg. Auth., Community                                  1,000          876
 Facs. Dist. No. 98-1, Special Tax Bonds,
Series 1998, 5.375% 2028
City of Chino Hills, Community Facs.:
Dist. No. 9 (Rincon Village Area), Special Tax                                     4,435        4,515
 Bonds, Series 1998, 6.45% 2023
Dist. No. 10 (Fairfield Ranch), Special Tax                                        1,000        1,015
 Bonds, 6.95% 2030
County of El Dorado, Community Facs. Dist. No. 1992-1                                995          976
(El Dorado Hills Dev.), Series 1999 Special Tax Bonds,
 6.125% 2016
City of Fontana, Community Facs. Dist. No. 12                                      1,000        1,023
(Sierra Lakes), Special Tax Bonds, Series 1999,
6.50% 2015
City of Irvine, Assessment Dist.:
No. 94-13 (Oak Creek), Limited Obligation
Improvement Bonds:
Group One, 5.50% 2022                                                              1,000          920
Group Two, 5.875% 2017                                                             1,000          980
No. 95-12 Limited Obligation Improvement Bonds,                                    1,250        1,157
 Group Three, 5.50% 2021
Long Beach Aquarium of the Pacific, Rev. Bonds
 (Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                         1,000        1,017
6.125% 2015                                                                        3,500        3,519
6.125% 2023                                                                        5,000        4,744
County of Los Angeles, Capital Asset Leasing Corp.,                                2,360        2,420
Cert. of Part. (Marina del Rey), 1993 Series A,
6.25% 2003
City of Los Angeles:
Multi-family Housing Rev. Bonds (GNMA Collateralized                                 500          508
 - Ridgecroft Apartments Project), Series 1997E AMT,
 6.00% 2017
Regional Airports Improvement Corp., Facs. Sublease                                2,500        2,262
Ref. Rev. Bonds, Airport Terminal 6 Facs. (Los Angeles
 International Airport), Series 1999 AMT, 5.65% 2017
Pleasanton Joint Powers Fncg. Auth., Subordinate                                   2,635        2,698
Reassessment Rev. Bonds, 1993 Series B, 6.125% 2002
City of Poway, Community Facs. Dist. No. 88-1                                      2,000        2,108
(Parkway Business Centre), Special Tax Ref. Bonds,
Series 1998, 6.75% 2015
County of Sacramento, Laguna Creek Ranch/Elliott Ranch
 Community Facs. Dist. No. 1, Improvement Area
No. 2 Special Tax Ref. Bonds (Elliott Ranch):
6.125% 2014                                                                          250          256
6.30% 2021                                                                           500          504
County of San Diego, Reassessment Dist. No. 97-1
 (4-S Ranch), Limited Obligation Improvement Bonds:
6.00% 2009                                                                         1,000        1,030
6.25% 2012                                                                         1,000        1,030
Redev. Agcy. of the City and County of San Francisco,                              1,000        1,015
 Residential Fac. Rev. Bonds (Coventry Park Project),
Series 1996A AMT, 8.50% 2026
Community Facs. Dist. No. 99-1 (Talega) of the Santa                               2,390        2,398
Margarita Water Dist., Series 1999 Special Tax Bonds,
6.10% 2014
South Tahoe Joint Powers Fncg. Auth., Subordinate
Bond Anticipation Notes (South Tahoe Redev.
Project Area No. 1):
Series 1995B, 6.25% 2020                                                           1,000        1,006
Series 1999A, 7.30% 2007                                                           5,500        5,516
Series 1999B, 7.30% 2007                                                           1,000        1,003
City of Stockton, Mello-Roos Rev. Bonds,
Community Facs. Dist. No. 90-2B (Brookside Estates),
 Series 1997A:
5.55% 2006                                                                         1,300        1,319
6.20% 2015                                                                         1,300        1,320
Community Facs. Dist. No. 88-12 of the City of
Temecula (Ynez Corridor), Special Tax Ref. Bonds,
 1998 Series A:
5.35% 2009                                                                           940          910
5.50% 2012                                                                         1,100        1,057


Colorado  -  2.61%
Housing and Fin. Auth., Single Family Program
Senior Bonds, AMT:
1995 Series A, 8.00% 2025                                                            685          729
1995 Series B, 7.90% 2025                                                            465          486
1997 Series B-2, 7.00% 2026                                                          860          916
City and County of Denver, Airport System Rev.
 Bonds, AMT:
Series 1992C:
6.75%  2013                                                                          885          928
6.75%  2013 (Preref. 2002)                                                           115          123
Series 1994A:
7.50% 2023                                                                           415          454
7.50%  2023 (Preref. 2004)                                                            85           96
Eagle County, Bachelor Gulch Metropolitan Dist.,                                   2,500        2,489
 G.O. Bonds, Series 1999, 6.70% 2019
Eaglebend Dowd Affordable Housing Corp., Multi-family
 Housing Project Rev. Ref. Bonds
Series 1997A:
6.20% 2012                                                                         1,000          992
6.45% 2021                                                                         1,000          963
Series 1998A:
6.53% 2024                                                                         1,665        1,586
6.53% 2029                                                                         1,320        1,247
6.63% 2039                                                                         2,950        2,797
E-470 Public Highway Auth. Senior Rev. Bonds, Series,                              7,500          588
 2000B (Capital Appreciation Bonds), MBIA Insured,
 0% 2034


Connecticut  -  2.72%
Dev. Auth., Pollution Control Rev. Ref. Bonds
(The Connecticut Light and Power Co. Project):
Series 1993A, 5.85% 2028                                                           1,375        1,282
Series 1993B AMT, 5.95% 2028                                                       1,500        1,381
Health and Educational Fac. Auth., Rev. Bonds,                                     1,000        1,025
 University of Hartford Issue, Series D, 6.75% 2012
Mashantucket (Western) Pequot Tribe, Special Rev.
Bonds:(1)
1996 Series A:
6.375% 2004 (Escrowed to Maturity)                                                   500          533
6.40% 2011                                                                         3,025        3,156
6.40% 2011 (Preref. 2007)                                                          3,470        3,843
1997 Series B:
5.60% 2009                                                                         1,000          990
5.75% 2018                                                                         3,000        2,802


Delaware  -  0.18%
Econ. Dev. Auth., First Mortgage Rev. Bonds
(Peninsula United Methodist Homes, Inc. Issue),
Series 1997A:
6.00% 2008                                                                           500          492
6.10% 2010                                                                           500          487


District of Columbia  -  0.29%
Hospital Rev. Ref. Bonds (Washington Hospital Center                               1,500        1,574
Issue), Series 1992A, 7.00%  2005 (Preref. 2002)


Florida  -  10.53%
Arbor Greene Community Dev. Dist. (City of Tampa,
Hillsborough County), Special Assessment Rev. Bonds:
Series 1996, 7.00% 2003                                                               40           41
Series 2000, 6.50% 2007                                                            1,000        1,002
Broward County, Resource Recovery Rev. Bonds,                                        895          924
Series 1984, South Project, 7.95% 2008
Championsgate Community Dev. Dist., Capital                                        2,850        2,630
Improvement Rev. Bonds, Series 1998A, 6.25% 2020
The Crossings at Fleming Island Community Dev.Dist.
(Clay County):
Special Assessment Bonds, Series 1995, 8.25% 2016                                  4,615        5,334
Special Assessment Ref. Bonds, Series 2000C,                                       5,000        5,072
 MBIA Insured, 7.10% 2030
The City of Daytona Beach, Capital Improvement Rev.                                7,875        7,643
Bond Anticipation Notes (Ocean Walk Project),
 Series A, 6.875% 2004
Fleming Island Plantation Community Dev. Dist.                                     2,000        2,024
 (Clay County), Series 2000B (Long Term), 7.375% 2031
Heritage Isles Community Dev. Dist. (Hillsborough                                  2,635        2,589
 County), Special Assessment Rev. Bonds, Series
1998A, 5.75% 2005
Heritage Palms Community Dev. Dist. (Fort Myers),
Capital Improvement Rev. Bonds:
Series 1998, 5.40% 2003                                                            1,895        1,870
Series 1999, 6.25% 2004                                                            1,500        1,497
Heritage Pines Community Dev. Dist. (Pasco County),                                  900          871
 Capital Improvement Rev. Bonds, Series 1998B,
5.50% 2005
Heritage Springs Community Dev. Dist. (Pasco County),                                850          845
 Capital Improvement Rev. Bonds, Series 1999B,
 6.25% 2005
Lee County Industrial Dev. Auth., Healthcare Facs.
 Rev. Bonds:
Series 1997A (Cypress Cove at Healthpark Florida,                                  2,500        2,214
 Inc. Project), 6.25% 2017
Series 1999A (Shell Point/Alliance Obligated Group,
 Shell Point Village Project):
5.25% 2007                                                                         1,000          926
5.50% 2009                                                                         1,000          915
5.75% 2011                                                                           500          455
5.75% 2013                                                                         1,410        1,251
5.50%, 2021                                                                        3,000        2,428
Marshall Creek Community Dev. Dist., Special                                       3,020        3,062
Assessment Bonds, Series 2000A, 7.65% 2032
Meadow Pointe II, Community Dev. Dist. (Pasco County),                             2,000        1,951
Capital Improvement Rev. Bonds, Series 1998B,
 5.50% 2005
Northern Palm Beach County Improvement Dist.,
Water Control and Improvement Bonds:
Unit of Dev. No. 9A, Series 1996A:
6.80% 2006                                                                           840          882
7.30% 2027                                                                         1,500        1,581
Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                       1,000          969
North Springs Improvement Dist. Special Assessment
Bonds:
Broward County, Series 1997A, 7.00% 2019                                           1,000        1,011
Parkland Isles Project, Series 1997B, 6.25% 2005                                   1,450        1,443
Ocean Highway and Port Auth., Solid Waste/Pollution                                1,305        1,282
Control Rev. Ref. Bonds, Series 1996 (Jefferson
Smurfit Corp. (U.S.) Project), 6.50% 2006
City or Orlando, Special Assessment Rev. Bonds                                     4,250        3,734
(Conroy Road Interchange Project), Series 1998A,
5.80% 2026
River Ridge Community Dev. Dist. (Lee County),                                     1,725        1,665
Capital Improvement Rev. Bonds, Series 1998, 5.75% 2008


Idaho  -  1.30%
Housing and Fin. Association, Single Family Mortgage
 Subordinate Bonds, AMT:
1997 Series H-2, 5.40% 2010                                                        1,365        1,354
1997 Series I-2, 5.55% 2010                                                          855          852
1998 Series B-2, 5.20% 2011                                                          905          889
1999 Series B-2, 5.00% 2013                                                        1,000          939
1999 Series D-3, 5.15% 2013                                                        1,030          972
1999 Series F, 5.625% 2014                                                         1,700        1,686
1999 Series G, 5.75% 2014                                                            500          499


Illinois  -  6.54%
Health Facs. Auth., Rev. Ref. Bonds:
Advocate Health Care Network, Series 1997 A:
5.70% 2011                                                                           500          503
5.80% 2016                                                                         2,000        1,960
Alexian Brothers Health System, Series 1999,                                       1,000          886
5.125% 2028
Centegra Health System, Series 1998:
5.50% 2008                                                                         1,000          972
5.25% 2014                                                                         1,500        1,329
Edward Hospital Project, Series 1993A, 6.00% 2019                                  1,000          961
Fairview Obligated Group Project:
1992 Series A, 9.50% 2022 (Preref. 2002)                                           2,750        3,088
1995 Series A:
6.25% 2003                                                                         1,245        1,250
7.40% 2023                                                                         3,130        3,091
OSF Healthcare System, Series 1999 6.25% 2019                                      1,500        1,471
State Dev. Fin. Auth., Solid Waste Disposal Rev.                                   2,000        1,737
Bonds (Waste Management, Inc. Project), Series
 1997 AMT, 5.05% 2010
City of Chicago:
G. O. Bonds (Emergency Telephone System), Ref.                                     1,000          963
Series 1999, FGIC Insured, 5.25% 2020
Chicago O'Hare International Airport, Special Fac.
Rev. Ref. Bonds (United Air Lines, Inc. Project):
Series 1988A AMT, 8.95% 2018                                                       1,405        1,455
Series 1988B, 8.85% 2018                                                           1,055        1,092
Series 1999B AMT, 5.20% 2011                                                       9,375        8,314
School Reform Board of Trustees of the Board of                                    1,000          925
Education of the City of Chicago, Unlimited Tax
G.O. Bonds (Dedicated Tax Rev.), Series 1997A,
 AMBAC Insured, 5.25% 2030
Village of Robbins, Cook County, Resource Recovery
Rev. Bonds, (Robbins Resource Recovery Partners,
 L.P. Project):
Series 1999A AMT, 8.375% 2016                                                      3,950        1,754
Series 1999B AMT, 8.375% 2016                                                      1,545          686
Series 1999C AMT, 7.25% 2009                                                         613          590
Series 1999C AMT, 7.25% 2024                                                       2,650        2,485
Series 1999D AMT, 0% 2009                                                          1,230          577


Indiana  -  1.23%
Health Fac. Fncg. Auth., Hospital Rev. Bonds                                       2,805        2,606
(Charity Obligated Group), Series 1999D, 5.25% 2016
State Dev. Fin. Auth. Rev. Ref. Bonds, Exempt                                      1,000          861
Fac.-Inland Steel, 5.75% 2011
City of East Chicago, Pollution Control Rev.                                       2,000        1,958
Ref. Bonds, Inland Steel Co. Project No. 11,
Series 1994, 7.125% 2007
The Indianapolis Local Public Improvement Bond Bank,                               4,500        1,358
Series 1999 E Capital Appreciation Bonds, 0.00% 2021


Kentucky  -  2.14%
Econ. Dev. Fin. Auth., Hospital System Ref. and
Improvement Rev. Bonds, Series 1997 (Appalachian
 Regional Healthcare, Inc. Project):
5.60% 2008                                                                         1,000          802
5.80% 2012                                                                         1,000          746
5.85% 2017                                                                         7,000        4,908
City of Ashland, Pollution Control Ref. Rev. Bonds,                                1,000        1,004
Series 1999 (Ashland Inc. Project), 5.70% 2009
Kenton County Airport Board, Special Facs. Rev. Bonds                              4,225        4,337
 (Delta Air Lines, Inc. Project), 1992 Series A AMT,
 7.50% 2012


Louisiana  -  3.00%
Health Education Auth., Rev. Ref. Bonds (Lambeth
House Project):
Series 1996, 9.00%  2026 (Preref. 2006)                                            1,850        2,291
Series 1998A, 6.20% 2028                                                           5,000        4,022
Housing Fin. Agcy., Single Family Mortgage Rev.                                    2,315        2,529
Bonds, Series 1995A-2 AMT, 7.80% 2026
Parish of Iberville, Pollution Control Rev. Ref.                                   1,000          912
 Bonds (Entergy Gulf States, Inc. Project), Series
1998, 5.70% 2014
Environmental Improvement Rev. Bonds, Parish of St.                                3,000        2,753
John the Baptist (USX Corp. Project), Ref. Series of
 1998, 5.35% 2013
Parish of West Feliciana, Pollution Control Rev.
Bonds:
(Entergy Gulf States, Inc. Project), Series 1999A,                                 2,500        2,495
5.65% 2028 (Put 2004)
(Gulf States Utilities Co. Project), Series                                        1,500        1,564
1984-II, 7.70% 2014


Maine  -  0.53%
Health and Higher Educational Facs. Auth., Rev.
 Bonds, Piper Shores Issue, Series 1999A:
7.50% 2019                                                                         1,000          978
7.55% 2029                                                                         2,000        1,947


Maryland  -  1.29%
Anne Arundel County, Special Obligation Bonds                                      1,000        1,004
(Arundel Mills Project), Series 1999, 7.10% 2029 (1)
Frederick County, Special Obligation Bonds (Urbana                                 3,000        2,883
Community Dev. Auth.), Series 1998, 6.625% 2025
Housing Opportunities Commission of Montgomery County,
 Multi-family Rev. Bonds  (Strathmore Court at White
 Flint), 1994 Issue A-2:
7.50% 2024                                                                         1,000        1,032
7.50% 2027                                                                           700          722
Housing Auth. of Prince George's County, Mortgage                                  1,000          972
Rev. Bonds, Series 1997A (GNMA Collateralized -
Langley Gardens Apartments Project), 5.75% 2029
Prince George's County (Dimensions Health Corp.                                      750          484
Issue), Project and Ref. Rev. Bonds, Series 1994,
5.375% 2014


Massachusetts  -  2.84%
Dev. Fin. Agcy., Resource Recovery Rev. Bonds                                      1,000        1,033
(Waste Management, Inc. Project), Series 1999B
AMT, 6.90% 2029 (Put 2009)
Industrial Fin. Agcy.:
Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
Project), Series 1998A AMT:
5.20% 2008                                                                         2,300        2,170
5.30% 2009                                                                         6,300        5,941
Rev. Bonds, Edgewood Retirement Community Project,                                 5,400        6,525
Series 1995A, 9.00% 2025


Michigan  -  6.92%
Hospital Fin. Auth., Hospital Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group:
Series 1993A:
6.25% 2013                                                                         3,000        2,664
6.50% 2018                                                                         1,000          882
Series 1998A, 5.125% 2018                                                          2,550        1,911
Genesys Health System Obligated Group, Series 1995A:
8.00% 2005 (Escrowed to Maturity)                                                  2,000        2,305
8.10% 2013 (Preref. 2005)                                                          1,100        1,290
7.50% 2027 (Preref. 2005)                                                          2,265        2,558
Hackley Hospital Obligated Group, Series 1998A,                                    1,000          906
5.30% 2013
Henry Ford Health System, Series 1995A, 5.25% 2025                                 3,000        2,636
Pontiac Osteopathic, Series 1994 A:
5.375% 2006                                                                        3,000        2,813
6.00% 2014                                                                         2,500        2,204
6.00% 2024                                                                         1,000          828
Sinai Hospital of Greater Detroit, Series 1995:
6.00% 2008                                                                         1,000          946
6.625% 2016                                                                        1,795        1,634
Strategic Fund Limited Obligation Bonds (United                                    3,000        2,633
Waste Systems, Inc. Project), Series 1995, 5.20% 2010
City of Detroit Limited Tax G.O. Bonds, Series                                     1,145        1,209
1995 A, 6.40% 2005
City of Flint, Hospital Building Auth., (Hurley
 Medical Center):
Rev. Ref. Bonds, Series 1998A:
5.00% 2008                                                                         2,030        1,839
5.25% 2016                                                                         1,000          818
Rev. Rental Bonds, Series 1998B:
5.375% 2018                                                                        1,000          778
5.375% 2028                                                                        1,250          905
The Econ. Dev. Corp. of the County of Midland,                                     6,305        6,377
Subordinate Pollution Control Limited Obligation
Rev. Ref. Bonds (Midland Cogeneration Project) Series
B AMT, 6.875% 2009


Minnesota  -  1.44%
City of Minneapolis, G.O. Various Purpose Bonds,                                   1,100        1,109
Series 2000, 5.00% 2001
Port Auth. of the City of Saint Paul, Hotel Fac.                                   7,000        6,832
 Rev. Bonds (Radisson Kellogg Project), Series
1999-2, 7.375% 2029


Mississippi  -  0.50%
Perry County, Pollution Control Ref. Rev. Bonds                                    3,000        2,765
(Leaf River Forest Products, Inc. Project),
Series 1999, 5.20% 2012


Nebraska  -  1.00%
City of Kearney, Industrial Dev. Rev. Bonds
(The Great Platte River Road Memorial Foundation
Project), Series 1998:
6.75% 2023                                                                         2,000        1,588
6.75% 2028                                                                         5,000        3,913


Nevada  -  5.09%
Housing Division, Single Family Mortgage Bonds:
1999 Series B-1, 4.95%  2012                                                         600          574
1999 Series D-2 AMT, 5.90% 2013                                                    1,355        1,390
Clark County, Special Improvement Dist. No. 121
(Southern Highlands Area), Local Improvement Bonds,
 Series 1999:
7.00% 2009                                                                         2,500        2,518
7.50% 2019                                                                         9,040        9,152
City of Henderson:
Health Fac. Rev. Bonds (Catholic Healthcare West),                                 1,000          797
1998 Series A, 5.375% 2026
Local Improvement Dist.:
No. T-4C (Green Valley Properties), Limited Obligation
 Ref. Bonds, 1999 Series A:
5.75% 2013                                                                         1,705        1,596
5.90% 2018                                                                         1,000          924
No. T-10 (Seven Hills) Limited Obligation
Improvement Bonds:
6.90% 2006                                                                           990        1,023
7.50% 2015                                                                         5,400        5,584
City of Las Vegas, Special Improvement Bonds,
(Summerlin Area), Local Improvement Bonds:
7.10% 2016                                                                         3,590        3,718
No. 707, Series July 1, 1996, 6.50% 2004                                             790          816


New Hampshire  -  0.79%
Business Fin. Auth., 6% Pollution Control Ref.                                     2,000        1,850
Rev. Bonds (Public Service Company of New
Hampshire Project - 1992 Tax-Exempt Series D), 6.0% 2021
Housing Fin. Auth., Single Family Mortgage                                           675          678
 Acquisition Rev. Bonds, 1997 Series D AMT, 5.60% 2012
Industrial Dev. Auth., Pollution Control Ref. Rev.                                 2,000        1,848
Bonds (The Connecticut Light and Power Co. Project),
Series 1988 AMT, 5.90% 2018


New Jersey  -  3.69%
Econ. Dev. Auth.,:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation                              8,250        7,975
Improvement Dist. Project (City of Elizabeth),
Series 1998A, 6.375% 2031
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1995A, 9.25% 2025 (Preref. 2005)                                            2,000        2,383
Series 1998A:
5.10% 2008                                                                         1,250        1,144
5.20% 2009                                                                         1,000          907
5.30% 2010                                                                         1,000          898
5.50% 2018                                                                         1,000          823
Series 1998C:
5.50% 2018                                                                         1,000          825
5.50% 2028                                                                         1,500        1,168
Winchester Gardens at Ward Homestead Project,
Series 1996A:
8.50% 2016                                                                         1,000        1,055
8.625% 2025                                                                        3,000        3,176


New York  -  5.65%
Dormitory Auth.:
Cert. of Part., on behalf of the City University of                                1,975        2,087
 New York, as Lessee (John Jay College of Criminal
Justice Project Ref.), 6.00% 2006
Mental Health Services Fac. Improvement Rev. Bonds,                                1,930        1,905
 Series 1998C, 5.00% 2010
Montefiore Medical Center, FHA-Insured Mortgage                                    1,250        1,191
Hospital Rev. Bonds, Series 1999, AMBAC Insured,
 5.25% 2019
State University Educational Facs. Rev. Bonds,                                     2,000        1,846
Series 1998 B, 5.0% 2018
Housing Fin. Agcy.:
Health Facs. Rev. Bonds (New York City), 1996                                      1,000        1,049
Series A Ref., 6.00% 2006
Service Contract Obligation Rev. Ref. Bonds, 1997                                    800          800
Series C, 5.10% 2009
New York City Industrial Dev. Agcy.:
Industrial Dev. Rev. Bonds (Brooklyn Navy Yard                                     1,000          881
 Cogeneration Partners, L.P. Project), Series 1997
 AMT, 5.65% 2028
Solid Waste Disposal Rev. Bonds (1995 Visy Paper                                   3,000        3,059
 (NY), Inc. Project) AMT, 7.55% 2005
Onondaga County Industrial Dev. Agcy., Solid Waste
Disposal Fac. Rev. Ref. Bonds (Solvay Paperboard LLC
Project), Series 1998 AMT:
6.80% 2014                                                                         3,000        2,894
7.00% 2030                                                                         8,500        8,189
Port Auth. of New York and New Jersey, Special Project
Bonds, Series 4 AMT, KIAC Partners Project:
7.00% 2007                                                                         1,500        1,562
6.75% 2011                                                                         4,000        4,108
Suffolk County Industrial Dev. Agcy., 1998                                         1,750        1,579
Industrial Dev. Rev. Bonds (Nissequogue Cogen
Partners Fac.) AMT, 5.30% 2013


North Carolina  -  3.60%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Ref. Series 1993B:
7.25% 2007                                                                         2,500        2,725
7.00% 2008                                                                         1,000        1,084
6.125% 2009                                                                        3,950        4,074
6.00% 2022                                                                         1,000          955
6.00% 2026                                                                         1,000          946
Ref. Series 1999 A, 5.20% 2010                                                     2,000        1,921
Ref. Series 1999 B:
5.55% 2014                                                                         1,000          948
5.60% 2015                                                                         2,500        2,362
5.65% 2016                                                                         1,000          943
5.70% 2017                                                                         2,000        1,884
Series 1999 D, 6.75% 2026                                                          1,000        1,024
Municipal Power Agcy. Number 1, Catawba Electric                                   1,000        1,010
Rev. Bonds, Series 1999B, 6.50% 2020


North Dakota  -  0.39%
Housing Fin. Agcy., Rev. Bonds, 1998 Series A                                        965          878
AMT, 5.25% 2018
City of Grand Forks, Health Care System Rev. Bonds,                                1,250        1,249
 (Altru Health System Obligated Group), Series 2000,
 7.125% 2024


Ohio  -  1.68%
The Student Loan Funding Corp., Cincinnati,                                          145          146
Student Loan Rev. Ref. Bonds, Series 1991A AMT,
 7.20% 2003
Water Dev. Auth., Solid Waste Disposal Rev. Bonds                                  4,000        3,177
(Bay Shore Power Project), Series 1998 A AMT,
5.875% 2020
City of Cleveland, Airport Special Rev. Bonds                                      1,500        1,289
(Continental Airlines, Inc. Project), Series 1998
 AMT, 5.70% 2019
County of Montgomery, Hospital Facs. Rev. Bonds
(Kettering Medical Center Network Obligated Group),
 Series 1999:
6.75% 2018                                                                         1,000          982
6.75% 2022                                                                         1,000          970
County of Richland, Hospital Facs. Rev. Improvement
Bonds (MedCentral Health System Obligated Group),
Series 2000B:
6.375% 2022                                                                        1,000          986
6.375% 2030                                                                        1,750        1,710


Oregon  -  1.27%
City of Klamath Falls, Electric Rev. Bonds
(Klamath Cogeneration Project), Series 1999:
5.75% 2013                                                                         2,000        1,835
5.875% 2016                                                                        4,500        4,070
6.00% 2025                                                                         1,250        1,113


Pennsylvania  -  4.02%
Econ. Dev. Fncg. Auth., Resource Recovery Rev.                                     1,000        1,022
Bonds (Colver Project), Series 1994 D AMT, 7.05% 2010
Housing Fin. Agcy., Rev. Bonds, Single Housing                                     1,400        1,394
Family Mortgage, Series 1997-58A AMT, 5.85% 2017
Allegheny County Hospital Dev. Auth., Health System                                2,000        1,855
Rev. Bonds (West Penn Allegheny Health System),
Series 2000B, 9.25% 2030
Lehigh County, General Purpose Auth. Rev. Bonds                                    1,000        1,003
(KidsPeace Obligated Group), 5.70% 2009
Hospitals and Higher Education Facs. Auth.
of Philadelphia:
Frankford Hospital, Series A, 6.00% 2014                                             500          515
Hospital Rev. Bonds (Temple University Hospital),                                  1,000          926
Series of 1997, 5.70% 2009
Jefferson Health System, Series 1997 A, 5.50% 2007                                 1,400        1,400
Hospital Auth. of Philadelphia, Hospital Rev. Bonds                                1,000          921
 (Temple University Hospital), Series of 1983,
 6.625% 2023
Philadelphia Auth. for Industrial Dev., Rev. Bonds
 (Cathedral Village Project), Series of 1998:
5.30% 2007                                                                         1,145        1,084
5.50% 2010                                                                         1,000          920
Scranton-Lackawanna Health and Welfare Auth., City
of Scranton, Lackawanna County, Hospital Rev. Bonds
 (Moses Taylor Hospital Project), Series 1997:
5.75% 2006                                                                         1,585        1,504
5.80% 2007                                                                         1,680        1,579
5.90% 2008                                                                         1,730        1,615
6.00% 2009                                                                           940          872
6.10% 2011                                                                         2,005        1,827
6.20% 2017                                                                         2,305        1,989
Westmoreland County Industrial Dev. Auth., Variable                                2,000        1,767
Rate Rev. Bonds, Series 1993 AMT (National Waste and
Energy Corp.; Valley Landfill Expansion Project)
5.10% 2018


Rhode Island  -  0.35%
Housing and Mortgage Fin. Corp., Homeownership                                     2,000        1,938
Opportunity Bonds, Series 9-B-1 AMT, 5.55% 2013


South Carolina  -  1.91%
Piedmont Municipal Power Agcy., Electric Rev. Bonds:
1991 Ref. Series, 6.25% 2021                                                       1,000        1,083
1999A Ref. Series, 5.25% 2015                                                      8,000        6,998
York County, Pollution Control Facs. Rev. Bonds                                    2,300        2,451
(Bowater Inc. Project), Series 1990 AMT, 7.625% 2006


Tennessee  -  0.29%
Memphis-Shelby County Airport Auth., Special Facs.                                 1,500        1,586
Rev. Bonds (Federal Express Corp.), Series 1984,
7.875% 2009


Texas  -  3.56%
Alliance Airport Auth., Inc., Special Facs. Rev.                                   1,500        1,624
Bonds (American Airlines, Inc. Project), Series
1990 AMT, 7.00% 2011
Bell County Health Facs. Dev. Corp., Retirement Fac.                               1,000          810
Rev. Bonds (Buckner Retirement Services, Inc.
Obligated Group Project), Series 1998, 5.25% 2028
Brazos River Auth., Rev. Ref. Bonds (Houston                                       1,000          925
Industries Incorporated Project), MBIA Insured,
 4.90% 2015
Industrial Dev. Corp. of Port of Corpus Christi,
Rev. Ref. Bonds (Valero Refining and Marketing Co.
Project):
Series 1997D AMT, 5.125% 2009                                                      5,250        4,823
Series C, 5.40% 2018                                                               2,000        1,735
Hidalgo County Health Services Corp., Hospital Rev.
Bonds, (Mission Hospital, Inc. Project), Series 1996:
7.00% 2008                                                                         2,365        2,401
6.75% 2016                                                                         1,000          948
Matagorda County, Navigation Dist. Number One, Rev.                                2,500        2,279
 Ref. Bonds (Houston Lighting & Power Co. Project),
Series 1997 AMT, AMBAC Insured, 5.125% 2028
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993,                              4,740        4,101
6.125% 2023


Utah  -  0.91%
Housing Fin. Agcy., Single Family Mortgage Bonds, AMT:
1997 Series G-2 Class III, 5.60% 2010                                                920          911
1998 Series G-2, Class III, 4.90% 2012                                               975          944
1999 Series B-2, Class III, 5.10% 2012                                             1,090        1,053
1999 Series C-2, Class III, 5.60% 2013                                             1,395        1,387
Federally Insured or Guaranteed Mortgage Loans,                                      750          743
1999 Issue D AMT, 5.60% 2013


Virginia  -  2.64%
Dulles Town Center Community Dev. Auth. (Loudoun                                   4,000        3,712
County), Special Assessment Bonds (Dulles Town Center
Project), Series 1998, 6.25% 2026
Fairfax County Econ. Dev. Auth., Retirement Community
Rev. Bonds (Greenspring Village, Inc. Fac.), Series
1999 A:
6.75% 2012                                                                         1,500        1,484
7.50% 2029                                                                         4,000        4,069
Gateway Community Dev. Auth. (Prince William County),                              2,000        1,845
Special Assessment Bonds, Series 1999, 6.25% 2026
Heritage Hunt Commercial Community Dev. Auth.                                      1,000          993
(Prince William County), Special Assessment Bonds,
 Series 1999B, 7.00% 2029
Industrial Dev. Auth. of the County of Henrico, Solid                                500          458
Waste Disposal Rev. Bonds (Browning-Ferris Industries
 of South Atlantic, Inc. Project), Series, 5.30% 2011
Pocahontas Parkway Association, Route 895 Connector                                2,100        1,981
 Toll Road Rev. Bonds, Series 1998A, 5.25% 2008


Virgin Islands  -  0.59%
Public Fin. Auth., Rev. and Ref. Bonds (Matching
Fund Loan Notes), Series 1998 D:
6.00% 2006                                                                         1,750        1,759
6.00% 2007                                                                         1,500        1,509


Wisconsin  -  1.91%
Housing and Econ. Dev. Auth., Housing Rev. Bonds,                                  1,000          998
1993 Series B AMT, 5.30% 2006
City of Oconto Falls, Community Dev. Auth., Dev.
Rev. Bonds, Series 1997 AMT (Oconto Falls Tissue,
 Inc. Project):
7.75% 2022                                                                         8,900        8,526
8.125% 2022                                                                        1,000          986
                                                                                          ----------
                                                                                              531,083
                                                                                          ----------


Tax-Exempt Securities Maturing in One Year or Less - 3.58%

Brazos River Harbor Navigation Dist. Of Brazoria                                   2,300        2,300
County, Texas, Environmental Facs. Rev. Bonds (Merey
Sweeny, L.P. Project), Series 1998, 4.45% 2018 (2)
Guadalupe-Blanco River Auth. (Texas) Pollution                                     1,400        1,400
Control Rev. Ref. Bonds, (Central Power and Light
 Co. Project), Series 1995, 4.25%, 2015 (2)
Harris County Industrial Dev. Corporation, Adjustable                              2,700        2,700
Tender Pollution Control Rev. Bonds (Exxon Project),
 Series 1987 AMT, 4.30% 2027 (2)
Hillborough County Industrial Dev. Auth., Exempt                                   2,000        2,000
Facs. Rev. Bonds (national Gypsum Co., Apollo Beach
 Project), Series 2000B, 4.30% 2030 (2)
City of Houston, Tax and Rev. Anticipation Notes,                                  2,000        2,011
Series 2000, 5.00% 2001
State of Idaho Tax Anticipation Notes, Series                                      1,000        1,010
2000, 5.375% 2001
Regional Airport Auth. Of Louisville and Jefferson                                 1,300        1,300
County, Kentucky, Special Facs. Rev. Bonds (UPS
Worldwide Forwarding, Inc. Facs. Project), 1999
Series C, 4.30% 2029(2)
Curators of the University of Missouri Capital                                     1,000        1,008
Projects Notes, Series FY 2000-2001, 5.25% 2001
State of New Mexico 2000-2001 Tax and Rev.                                         1,000        1,007
Anticipation Notes, Series 2000, 5.00% 2001
State of Texas, Tax and Rev. Anticipation Notes,                                   3,000        3,001
Series 1999A, 4.50% 8/31/00
State of Wyoming, General Fund Tax and Rev.                                        2,000        2,013
Anticipation Notes, Series 2000A, 5.00% 2001
                                                                                          ----------
                                                                                               19,750
                                                                                          ----------

                                                                                          ----------
Total Tax-Exempt Securities (cost: $562,108,000)                                              550,833
Excess of cash and receivables over payables                                                      784
                                                                                          ----------
NET ASSETS                                                                                   $551,617
                                                                                          ----------
(1) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to public may require registration.

(2) Coupon rate may change periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


AMERICAN HIGH INCOME MUNICIPAL BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2000                                                       (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $562,108)                                                                         $550,833
Cash                                                                                            33
Receivables for--
 Sales of investments                                                       $1,261
 Sales of fund's shares                                                        499
 Accrued interest                                                            9,317          11,077
                                                                                           561,943
Liabilities:
Payables for--
 Purchases of investments                                                    7,466
 Repurchases of fund's shares                                                1,422
 Dividends on fund's shares                                                    995
 Management services                                                           190
 Other expenses                                                                253          10,326

Net Assets at July 31, 2000--                                                             $551,617
 Total authorized capital stock--200,000,000 shares
Class A shares, $.001 par value
 Net Assets                                                                               $549,859
 Shares outstanding                                                                     36,975,230
 Net asset value per share                                                                  $14.87
Class B shares, $.001 par value
 Net Assets                                                                               $  1,758
 Shares outstanding                                                                        118,240
 Net asset value per share                                                                  $14.87



STATEMENT OF OPERATIONS
for the year ended July 31, 2000                                       (dollars in      thousands)

Investment Income:
Income:
 Interest on tax-exempt securities                                                         $34,584

Expenses:
 Management services fee                                                    $2,240
 Distribution expenses - Class A                                             1,634
 Distribution expenses - Class B                                                 4
 Transfer agent fee - Class A                                                  190
 Transfer agent fee - Class B                                                    -
 Reports to shareholders                                                        56
 Registration statement and prospectus                                         116
 Postage, stationery and supplies                                               54
 Directors' fees                                                                15
 Auditing and legal fees                                                        37
 Custodian fee                                                                  11
 Taxes other than federal income tax                                            10
 Other expenses                                                                 27           4,394
 Net investment income                                                                      30,190

Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                                           (6,554)
Net change in unrealized depreciation
 on Investments                                                                            (14,814)
 Net realized loss and
  unrealized depreciation
  on investments                                                                           (21,368)

Net Increase in Net Assets Resulting
 from Operations                                                                            $8,822




STATEMENT OF CHANGES IN NET ASSETS                                     (dollars in      thousands)
                                                                             Year            ended
                                                                              July             31,
                                                                               2000            1999
Operations:
Net investment income                                                      $30,190         $26,760
Net realized (loss) gain on investments                                     (6,554)          1,809
Net unrealized depreciation
 on investments                                                            (14,814)        (21,089)
 Net increase in net assets
  resulting from operations                                                  8,822           7,480

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                  (30,284)        (26,849)
  Class B                                                                      (18)              0
Distributions from net realized gains on investments
  Class A                                                                   (1,028)         (2,559)
  Class B                                                                        0               0
Total Dividends and Distributions                                          (31,330)        (29,408)

Capital Share Transactions:
 Proceeds from shares sold                                                 180,415         205,017
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                         20,208          20,209
 Cost of shares repurchased                                               (190,669)       (103,179)
 Net increase in net assets resulting from                                   9,954         122,047
  capital share transactions

Total (Decrease) Increase in Net Assets                                    (12,554)        100,119

Net Assets:
Beginning of year                                                          564,171         464,052
End of year (including
 undistributed net investment
 income: $68 and $115,
 respectively)                                                            $551,617        $564,171

See Notes to Financial Statements






 American High-Income Municipal Bond Fund
 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:
SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

PREPAID ORGANIZATION EXPENSES - Expenses incurred in organizing the fund are capitalized and amortized on a straight-line basis over five years. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between the Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of July 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $11,275,000; $8,475,000 related to appreciated securities and $19,750,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 2000. The fund had available at July 31, 2000 a net capital loss carryforward totaling $497,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2001, the recognition of capital losses totaling $6,126,000 which were realized during the period November 1, 1999 through July 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $562,108,000 at July 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $2,240,000 for management services during the year ended July 31, 2000, was incurred pursuant to an agreement with CRMC with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended July 31, 2000, distribution expenses for Class A and Class B shares were $1,634,000 and $4,000, respectively. As of July 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $177,000 and $1,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares received $229,000 (after allowances to dealers) during the year ended July 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $190,000 during the year ended July 31, 2000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994) net of any payments to Directors, were $36,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors and are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $195,303,000 and $173,146,000, respectively, during the year ended July 31, 2000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended July 31, 2000, the custodian fee of $11,000 includes $5,000 that was paid by these credits rather than in cash.

As of July 31, 2000, net assets consisted of the following:

[Begin chart]



                                                                     dollars in thousands
Capital paid in on shares of beneficial interest                       $          569,445
Undistributed net Investment Income                                                    68
Accumulated net realized loss                                                      (6,621)
Net unrealized depreciation                                                       (11,275)
Net Assets                                                                       $551,617

[End chart]


[Begin chart]

Capital share transactions in the fund were as follows:

                                             Year ended                        Year ended
                                          July 31, 2000                     July 31, 2000
                                           Amount (000)           Shares     Amount (000)          Shares
Class A Shares:
  Sold                                      $   178,540       12,024,123      $   205,017      12,855,092
  Reinvestment of dividends                      20,193        1,360,381           20,209       1,270,760
  and distributions
  Repurchased                                  (190,515)     (12,841,704)        (103,179)     (6,483,571)
  Net increase in Class A                         8,218          542,800          122,047       7,642,281

Class B Shares:*
  Sold                                            1,875          127,641                -               -
  Reinvestment of dividends                          15            1,043                -               -
  and distributions
  Repurchased                                      (154)         (10,444)               -               -
  Net increase in Class B                         1,736          118,240                -               -
Total net increase in fund                  $     9,954          661,040      $   122,047       7,642,281


*  Class B shares not offered before March 15, 2000.

[End chart]


[Begin chart]

PER-SHARE DATA AND RATIOS (1)

                                                                                                                  Net gains/
                                                                                                                 (losses) on
                                                                                Net asset                         securities
                                                                                    value,             Net             (both
                                                                                 beginning       investment     realized and
Year ended                                                                         of year           income      unrealized)
Class A:
2000                                                                                 $15.49        $.82 (2)       $(.58) (2)
1999                                                                                  16.12              .81            (.54)
1998                                                                                  15.90              .84              .26
1997                                                                                  15.23              .87              .80
1996                                                                                  15.14              .88              .37

Class B:
2000                                                                                  14.79         .23 (2)          .14 (2)



                                                                                                  Dividends
                                                                               Total from        (from net     Distributions
                                                                                investment       investment    (from capital
Year ended                                                                      operations          income)           gains)

Class A:
2000                                                                                  $.24            $(.83)           $(.03)
1999                                                                                    .27            (.82)            (.08)
1998                                                                                  1.10             (.84)            (.04)
1997                                                                                  1.67             (.86)            (.14)
1996                                                                                  1.25             (.88)            (.28)

Class B:
2000                                                                                    .37            (.29)               -




                                                                                                 Net asset
                                                                                     Total       value, end           Total
Year ended                                                                   distributions          of year           return

Class A:
2000                                                                                 $(.86)           $14.87            1.61%
1999                                                                                  (.90)            15.49             1.63
1998                                                                                  (.88)            16.12             7.05
1997                                                                                 (1.00)            15.90           11.36
1996                                                                                 (1.16)            15.23             8.48
Class B:
2000                                                                                  (.29)            14.87             3.16


                                                                                                  Ratio of         Ratio of
                                                                                                   expenses         expenses
                                                                               Net assets,       to average       to average
                                                                               end of year       net assets       net assets
Year ended                                                                   (in millions)    before waiver     after waiver

Class A:
2000                                                                                  $550              .80%             .80%
1999                                                                                    564              .78              .78
1998                                                                                    464              .79              .79
1997                                                                                    316              .87              .87
1996                                                                                    217              .88              .86

Class B:
2000                                                                                      2        1.46 (3)         1.46 (3)



                                                                                 Ratio of
                                                                                net income        Portfolio
                                                                                to average         turnover
Year ended                                                                      net assets             rate

Class A:
2000                                                                                  5.53%           33.20%
1999                                                                                   5.09            16.67
1998                                                                                   5.19            16.38
1997                                                                                   5.51            15.31
1996                                                                                   5.74            35.22

Class B:
2000                                                                              6.02 (3)        33.20 (4)




(1) The periods 1996 through 2000 represent fiscal years ended July 31. The period ended
2000 represents, for Class B shares, the 138
 day period ended July 31, 2000. Class B shares were not offered before March 15, 2000.
 Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate
(equivalent for all share classes) for the year ended July 31, 2000.

[End chart]



Report of Independent Accountant

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc.(the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
August 31, 2000


Tax Information (unaudited)

During the fiscal year ended July 31, 2000, the fund paid 83 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and a long-term capital gain of 2.8 cents per share.

The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

THIS INFORMATION IS GIVEN TO MEET CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE AND SHOULD NOT BE USED BY SHAREHOLDERS FOR PREPARING THEIR INCOME TAX RETURNS. FOR TAX RETURN PREPARATION PURPOSES, PLEASE REFER TO THE CALENDAR YEAR-END INFORMATION YOU RECEIVE FROM THE FUND'S TRANSFER AGENT.




Board of Directors

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author; former United States
Ambassador to Spain; former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman of the Board and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

Don R. Conlan
South Pasadena, California
President (retired), The Capital Group Companies, Inc.

Diane C. Creel
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

Martin Fenton
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior
living communities)

Leonard R. Fuller
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

Abner D. Goldstine
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

Richard G. Newman
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation (architectural engineering)

Frank M. Sanchez
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)


Other Officers

Mark R. Macdonald
Los Angeles, California
President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

Neil L. Langberg
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

Michael J. Downer
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

David A. Hoag
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

Edward B. Nahmias
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Anthony W. Hynes, Jr.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Kimberly S. Verdick
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

Todd L. Miller
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

Herbert Hoover III, a Director since 1994, has retired from the Board. The Directors thank him for his many contributions to the fund.


[The American Funds Group(r)]

Offices

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent accountants
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

CLASS A AND B SHARES - THERE ARE TWO WAYS TO INVEST IN AMERICAN HIGH-INCOME MUNICIPAL BOND FUND. CLASS A SHARES ARE SUBJECT TO A 3.75% MAXIMUM UP-FRONT SALES CHARGE THAT DECLINES FOR ACCOUNTS OF $100,000 OR MORE. CLASS B SHARES, WHICH ARE NOT AVAILABLE FOR CERTAIN EMPLOYER-SPONSORED RETIREMENT PLANS, HAVE NO UP-FRONT SALES CHARGE. THEY ARE, HOWEVER, SUBJECT TO ADDITIONAL EXPENSES OF APPROXIMATELY 0.75% A YEAR OVER THE FIRST EIGHT YEARS OF OWNERSHIP. IF REDEEMED WITHIN SIX YEARS, THEY MAY ALSO BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (5% MAXIMUM) THAT DECLINES OVER TIME.

Printed on recycled paper

Litho in USA CGD/INS/4749

Lit. No. AHIM-011-0900